UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09090

AMERISTOCK MUTUAL FUND, INC.

 (Exact name of registrant as specified in charter)

1320 Harbor Bay Parkway, Suite 145, Alameda, California 94502

(Address of principal executive offices) (Zip code)

Nicholas D. Gerber

1320 Harbor Bay Parkway, Suite 145

Alameda, California 94502

(Name and address of agent for service)

Copy to:

W. Thomas Connor, Esq.

Sutherland Asbill & Brennan LLP

1275 Pennsylvania Avenue, N.W.

Washington, DC 20004-2415

Registrant’s Telephone Number, including Area Code: (510) 522-3336

Date of fiscal year end: June 30

Date of reporting period: June 30, 2005

Item 1 - Reports to Stockholders

The following is a copy of the report to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

ANNUAL REPORT

June 30, 2005

AMERISTOCK MUTUAL FUND, INC.

TABLE OF CONTENTS

MANAGER’S COMMENTARY	4

FUND EXPENSES	9

DIRECTORS AND OFFICERS	10

SCHEDULE OF INVESTMENTS	12

STATEMENT OF ASSETS AND LIABILITIES	14

STATEMENT OF OPERATIONS	15

STATEMENTS OF CHANGES IN NET ASSETS	16

FINANCIAL HIGHLIGHTS	17

NOTES TO FINANCIAL STATEMENTS	18

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	22

SHAREHOLDER TAX INFORMATION	23

APPROVAL OF INVESTMENT ADVISORY AGREEMENT	24

*The Manager’s Commentary included in this shareholder report may contain forward-looking statements about factors that may affect the performance of the Fund in the future and about anticipated events relating to the Fund specifically. These statements are based on Fund management’s predictions, expectations and current plans relating to future events. Management believes these forward looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause Fund management to change its strategies and plans from those currently anticipated.

MANAGER’S COMMENTARY

	6	1	3	5	Since	Median
	Month	Year	Years	Years	Inception	Market Cap
S&P 500	-0.81%	6.32%	8.28%	-2.37%	9.72	$10.8 bil
Ameristock Mutual Fund	-2.17%	2.89%	4.18%	5.35%	13.16	$68 bil
Dow Industrials	-3.65%	0.66%	5.92%	1.69%	10.59	$89 bil

Average annual total returns and annual returns reflect reinvestment of all dividends and capital gains distributions. Fund inception date is 8/31/95. The performance data quoted represents past performance. Past performance is not indicative of future results and current performance may be lower or higher than the performance quoted. Investment return and principal value of an investment will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance as of the most recent month-end, contact Ameristock at 1-800-394-5064 or visit www.ameristock.com.

As you can see from the above table, we have outperformed the Dow recently, but have been outperformed by the S&P500, an index that generally includes smaller companies than are in the Fund.

During the first half of our fiscal year (June-December 2004), the Fund’s underperformance was primarily due to the increase in the price of oil.  We were underweighted in oil firms and overweighed in automobile firms.  Since the beginning of the year we have reevaluated our automobile holdings, and came to the conclusion that the market share these companies have been losing over the years is permanent.  We want to own firms that have been market leaders for the past 30 years, but more importantly, we want to own firms that will continue to be market leaders over the next thirty years.  We do not see market leadership on a global basis for Ford Motor Company and so by March 2005 we had completely sold our position in Ford.

The Ameristock Mutual Fund (“Ameristock” or the “Fund”) underperformed the S&P500 for the first half of 2005 because of its holdings in Sara Lee Corp. and, once again, an underweighting in oil stocks.  Sara Lee has accounted for half of the relative underperformance Ameristock has experienced so far in 2005.  Sara Lee makes, among other products, pound cake, L’Eggs, Hanes and Bali undergarments, Hillshire Farms and Jimmy Dean foods, and my personal favorite, Kiwi shoe-care products.  It has wonderfully strong brands, very stable sales and cash flows, makes nice money, and pays a handsome 4% dividend.  It is also exceptionally unloved on Wall Street.  While other consumer brands sell at a price to sales ratio of 1.9 (in the case of Kellogg’s) or 2.4 (in the case of Anheuser-Busch), lowly Sara Lee sports a 0.8 ratio.  We think that if Brenda Barnes (the new CEO who came on board only one year ago) can properly execute her plans to grow the firm over the long run by taking advantage of their strong brands, then Sara Lee is undervalued.

In a nutshell, our super large capitalization value strategy, meant to lessen risk, has also lessened return.  I apologize for the underperformance Ameristock has given you these past few years relative to the S&P500 and can only offer a few encouraging thoughts for your continued patience with us.

• While we have underperformed relative to our peers and some benchmarks recently, we have made you money over the past year.  Trying to make you money with less risk is our reason for being.

• Stock market trends tend to last about 3-5 years.  We are in a trend that began more than 2 years ago and we see signs that it ended about March of this year.

• We cannot manage return but we can manage risk.  Ameristock is currently structured to address a number of threatening risks we see on the horizon.

Trends last 3-5 years

The last clearly defined stock market trend was the dot-com bear market that lasted from 2000 to October 2002.  Since then we have been in a bull market that has been led by smaller firms and those companies with weaker balance sheets (i.e., more debt or leverage).  Ameristock has made money in this bull market but it has lagged other funds that hold smaller, more risky firms.  We think that this trend may have ended back in March of this year, which would make it about 2 1/2 years in length.  This does not mean that we think a new bear market is just around the corner, but rather that the factors that have been leading the bull market may be changing to ones more favorable to Ameristock’s type of investing.  As discussed further below, the factors that have changed include interest rates, exchange rates, and fixed income risk premiums.  These factors are macroeconomic in nature, meaning that they affect the national economy, as well as almost all companies.  We watch these factors (and many others), have opinions on them, and much like the weather, know we cannot control them.

When we invest your money we use a bottom up approach.  This means that we start at the bottom, researching and analyzing each company in our universe of those firms with market capitalizations of $15 billion or more (there are about 200 firms that fall into the universe).  We structure the portfolio so that it is well diversified, and has a value bias so that companies believed to be more undervalued make up a larger percentage of the portfolio.  In other words, we like companies that are cheap.  Once the portfolio is constructed we maintain it and only change it slightly over time as actual company earnings get reported or as the underlying strength of a firm’s business changes. Macroeconomic factors like interest or exchange rates are one of the last parts of our bottom up approach.  Sometimes they help us, and sometimes they hurt us, but we would much rather buy a good company at an attractive price any day then try to time macroeconomic factors.

Now that you know we do not attempt to time the macroeconomic factors that make up our “weather”, here is a brief “weather report.”

Short term interest rates have been going up since June 29, 2004 from a low of 1.00% to 3.25% today.  This is significant because interest rates represent the price of money. It means that money is getting more expensive and therefore other assets (like stocks) should react accordingly.  Smaller firms and those with weaker balance sheets usually do worse than our big boys do when interest rates rise.  So far stocks have not reacted to the higher interest rates, which suggests yet higher rates down the road.

1-800-394-5064 • www.ameristock.com

The dollar has been gathering strength lately.  For a few years the dollar was getting devalued against other currencies.  However, since December of 2004 the trade-weighted dollar has appreciated in price by about 9%.  When a currency gets stronger it is harder for smaller firms to remain competitive in the export markets.  Larger firms probably have factories overseas that can take advantage of a stronger dollar.

The last factor that caught our eye is that risk premiums on fixed income securities have increased since March 2005.  Fixed income securities have different risk categories. Bonds backed by the US Government are considered safer than corporate bonds, which are considered safer then credit card debt.  More risky fixed income securities have higher interest rates to compensate investors for assuming the additional risk, and the difference in interest rates between safer and more risky securities is called a risk premium.  For a few years now the risk premium has been declining because interest rates were coming down, inflation was under control and the economy was chugging along nicely.  Therefore, the chance of a risky fixed income investment defaulting was low.  It is still low, but since March 2005 the risk premium has gone up.  This change has yet to be reflected in the stock markets, which suggests more widening to come.  Smaller firms and those with weak balance sheets get hurt more than larger firms when fixed income risk premiums go up.

In short, the current trend is now more than 2 1/2 years old but we see macroeconomic signs that it may be ending and a new one starting that we hope is more favorable to our large capitalization value style of investing.  We won’t know for sure until at least the next manager’s commentary in six months.  In the meantime, please be aware of three dark clouds on the horizon:

• A housing bubble.  We think that home prices do not accurately reflect their under lying economic value and that this incongruity could eventually hurt the real economy more then the dot-com bust did.

• Rising interest rates.  We believe that short-term interest rates will continue to rise throughout the year, but at a more measured pace.

• An inverted yield curve.  When interest rates on short-term fixed income securities are greater than rates on long-term securities, it is called an inverted yield curve.  The yield curve is practically flat now and it would not surprise us if it soon inverted.  Historically, inverted yield curves have signaled dramatically slower growth and sometimes recession.

I don’t mean to scare you but rather to let you know that during difficult times markets tend to reward larger vs. smaller firms, domestic vs. international firms, and value vs. growth firms.  The Ameristock Mutual Fund invests in large, domestic, value firms all for the purpose of managing risk, so you can sleep soundly at night.

Thank you for investing in the Ameristock Mutual Fund and please tell your friends about us.  Our number is (800) 394-5064 or locally (303) 623-2577.

Nicholas D. Gerber

(July 15, 2005)

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

IN THE AMERISTOCK MUTUAL FUND (AMSTX)

AND THE STANDARD & POOR’S 500 INDEX

The S&P 500 Index is a broad-based measurement of changes in stock market conditions based on the average performance of 500 widely held common stocks.  The Index performance set forth above reflects the reinvestment of dividends.  It is an unmanaged index and therefore does not reflect any management fees or transaction costs.

Past performance is not indicative of future results.  Fund inception date is August 31, 1995.  The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Down Jones Industrial Average is a price-weighted average of blue-chip stocks that are generally the leaders in their industry.

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2005

Ameristock
Mutual Fund, Inc.	Return
1 Year	2.89%
5 Years	5.35%
Since Inception 08/31/95	13.16%

CALENDAR YEAR RETURNS

Calendar
Year Returns	AMSTX	S&P 500
2004	5.52%	10.88%
2003	21.27%	28.67%
2002	-16.00%	-22.09%
2001	1.25%	-11.88%
2000	20.70%	-9.10%
1999	2.73%	21.04%
1998	31.98%	28.58%
1997	32.86%	33.75%
1996	27.68%	22.94%

Average annual total returns and annual returns reflect reinvestment of all dividends and capital gains distributions. Fund inception date is 8/31/95. The performance data quoted represents past performance. Past performance is not indicative of future results and current performance may be lower or higher than the performance quoted. Investment return and principal value of an investment will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance as of the most recent month-end, contact Ameristock at 1-800-394-5064 or visit www.ameristock.com.

SECTOR PROFILE AS A PERCENT OF NET ASSETS AS OF JUNE 30, 2005

TOP 10 EQUITY HOLDINGS*

AS OF June 30, 2005

Company	% of Net Assets
Wyeth	4.51%
Pfizer Inc.	4.15%
Sara Lee Corp.	4.14%
Bristol-Myers Squibb Co.	4.13%
Washington Mutual Inc.	4.12%
Duke Energy Corp.	4.12%
Fannie Mae	4.10%
CitiGroup Inc.	4.04%
Bank of America Corp.	4.03%
BP PLC (ADR)	2.38%

*Top ten holdings are subject to change, and there are no guarantees that the Fund will remain invested in any particular company or holding.

DISCLOSURE OF FUND EXPENSES (UNAUDITED)

As a shareholder of a mutual fund, you may incur two potential types of costs, transaction costs and ongoing costs.  In the case of the Fund, you generally will not incur transaction costs such as sales charges (loads) and redemption fees, although financial intermediaries such as broker-dealers and banks through which Fund shares may be purchased may charge transaction-related fees.  You do incur ongoing costs as a Fund shareholder, including management fees and other Fund expenses.  The following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The examples are based on an investment of $1,000 invested on January 1, 2005 and held until June 30, 2005.

Actual Return. The first line of the table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expense Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical 5% Return. The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other mutual funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect any transaction fees, such as sales charges (loads) and redemption fees that may be charged.  Therefore, the second line of the table is useful in comparing ongoing costs only, and may not help you determine the relative total costs of owning different funds.

	Beginning Account	Ending Account	Expense Paid
	Value at	Value at	During Period*
	01/01/05	06/30/05	01/01/05 to 06/30/05
Actual Fund Return	$1,000.00	$978.30	$3.83
Hypothetical Fund Return	1,000.00	1,020.93	3.91

*    Expenses are equal to the Ameristock Mutual Fund’s annualized expense ratio of 0.78%, multiplied by the average account value over the period, multiplied by the number of days in the fiscal half-year/365 (to reflect the half-year period).

DIRECTORS AND OFFICERS (Unaudited)

The business and affairs of the Ameristock Mutual Fund, Inc. (the “Fund”) are managed under the direction of the Fund’s Board of Directors in accordance with the laws of the State of Maryland. Information pertaining to the directors and officers of the Fund is set forth below.

Directors who are not deemed to be “interested persons” of the Fund as defined in the Investment Company Act of 1940 (the “1940 Act”) are referred to as “Independent Directors.” Directors who are deemed to be “interested persons” of the Fund as defined in the 1940 Act are referred to as “Interested Directors.” The Fund’s Statement of Additional Information include additional information about the directors and is available, without charge, upon request by calling 1-800-394-5064.

				Number of Portfolios	Other
		Term of Office		in Fund Complex	Directorships
	Positions(s) Held	and Length of	Principal Occupation(s)	Overseen by	Held by
Name, Address, and Age(1)	with the Fund	Time Served(2)	During Past 5 Years	Director(3)	Director(4)

INDEPENDENT DIRECTORS

Alev Efendioglu, PhD. (62)	Director	Since 1995	Professor of Management, School of Business and Management, University of San Francisco (1977-Present).	2	0

Stephen J. Marsh (52)	Director	Since 1995	President, Bridgeway Cellars, Inc. (2003-Present). Senior Vice President, FMV Opinions, Inc. (appraisal firm) (1998-2003).	2	0

Steven A. Wood (56)	Director	Since 2001	President and Chief Economist, Insight Economics LLC (economic consulting firm) (2003-Present). Chief Economist, Financial Oxygen (capital markets technology company) (2001-2003). Senior Economist, Bank of America Securities (1985-2000).	2	0

INTERESTED DIRECTORS

Nicholas D. Gerber (42)(5)	Chairman, President and Treasurer; Director; Chief Legal Officer	Since 1995	President, Ameristock Corporation (investment advisory firm) Portfolio Manager of the Fund.	2	0

Andrew F. Ngim (45)(5)	Director	Since 1995	Managing Director, Ameristock Corporation (investment advisory firm) (1999-Present); Portfolio Manager of the fund. Benefits Consultant, PriceWaterhouseCoopers (public accounting firm) (1994-1999).	1	0

OFFICERS

Howard Mah (41) 1329 Harbor Bay Parkway Suite 145 Alameda, CA 94502	Secretary; Chief Compliance Officer	Since 1995; since 2004	Compliance Officer of Ameristock Corporation (2000-Present). Previously a tax and financial consultant in private practice.	N/A	N/A

Kim Storms (33) ALPS Mutual Funds Services, Inc. 1625 Broadway Suite 2200 Denver, CO 80202	Assistant Secretary	Since 2005

Director of Fund Administration (2004-Present); Fund Controller (1999-2004), ALPS Mutual Funds Services, Inc.,(6) Assistant Treasurer for Clough Global Allocation Fund, Clough Global Equity Fund, Financial Investors Trust, Financial Investors Variable Insurance Trust, and Reaves Utility Income Fund.

				N/A	N/A

(1)   Each director may be contacted by writing to the director, c/o Ameristock Funds, 1329 Harbor Bay Parkway, Suite 145, Alameda, CA 94502.

(2)   Each director holds office for an indefinite term until the earlier of (i) the election of his successor or (ii) the date the director dies, resigns or is removed.

(3)   The Fund Complex includes funds with a common investment adviser or advisers that are affiliated persons. In addition to the Fund, the Directors oversee the Ameristock Focused Value Fund, a series of Davis Park Series Trust, which is currently not operational.

(4)   Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., public companies) or other investment companies registered under the 1940 Act.

(5)   Nicholas D. Gerber and Andrew Ngim are “interested persons” by reason of their positions with Ameristock Corporation, the investment adviser to the Fund.

(6)   ALPS Mutual Fund Services, Inc. is the Administrator, Bookkeeping and Pricing Agent and Transfer Agent for the Fund, and an affiliated person of ALPS Distributors, Inc., the Distributor of the Fund.

SCHEDULE OF INVESTMENTS

June 30, 2005

				Shares or
				Principal	Market
Industry		Company	Symbol	Amount	Value

Common Stocks
Automotive	2.19%	General Motors Corp.	GM	777,520	$26,435,680

Banking	16.52%	Bank of America Corp.	BAC	1,068,754	48,745,870
		CitiGroup Inc.	C	1,055,816	48,810,374
		PNC Financial Services	PNC	512,686	27,920,880
		Wachovia Corp.	WB	491,300	24,368,480
		Washington Mutual Inc.	WM	1,224,000	49,804,560

Capital Goods	5.07%	Boeing Co.	BA	433,960	28,641,360
		Caterpillar Inc.	CAT	71,700	6,833,727
		General Electric Co.	GE	742,905	25,741,658

Chemicals & Fertilizer	4.21%	Dow Chemical Co.	DOW	587,880	26,178,296
		Du Pont de Nemours & Co.	DD	575,600	24,756,556

Consumer Staples	10.67%	Coca-Cola Co.	KO	609,380	25,441,615
		McDonalds Corp.	MCD	268,700	7,456,425
		Pepsico Inc.	PEP	384,960	20,760,893
		Procter & Gamble Co.	PG	479,200	25,277,800
		Sara Lee Corp.	SLE	2,526,800	50,055,908

Diversified	1.15%	3M Co.	MMM	192,520	13,919,196

Electronics	6.52%	Agilent Technologies Inc.*	A	276,200	6,358,124
		Dell Computer Corp.*	DELL	665,700	26,301,807
		Hewlett Packard Co.	HPQ	310,600	7,302,206
		Intel Corp.	INTC	246,160	6,414,930
		International Business
		Machines	IBM	346,600	25,717,720
		Texas Instruments Inc.	TXN	237,000	6,652,590

Entertainment	0.57%	Walt Disney Co.	DIS	275,070	6,926,263

Financial - Other	0.55%	Merril Lynch & Co.	MER	121,000	6,656,210

Healthcare	19.52%	Abbott Laboratories	ABT	582,060	28,526,761
		Bristol-Myers Squibb Co.	BMY	1,999,740	49,953,505
		Johnson & Johnson	JNJ	408,680	26,564,200
		Merck & Co. Inc.	MRK	852,940	26,270,552
		Pfizer Inc.	PFE	1,816,680	50,104,034
		Wyeth	WYE	1,225,000	54,512,500

Insurance	2.16%	Allstate Corp.	ALL	436,600	26,086,850

The accompanying notes are an integral part of the financial statements

				Shares or
				Principal	Market
Industry		Company	Symbol	Amount	Value

Oil & Gas	6.50%	BP PLC (ADR)	BP	461,308	$28,776,393
		ChevronTexaco Corp.	CVX	432,228	24,170,190
		Exxon Mobil Corp.	XOM	446,200	25,643,114

Retailing	2.69%	Home Depot Inc.	HD	207,595	8,075,446
		Wal-Mart Stores Inc.	WMT	506,200	24,398,840

Services - Data Processing	2.05%	Automatic Data Processing Inc.	ADP	589,600	24,745,512

Software	0.30%	Microsoft Corp.	MSFT	147,560	3,665,390

Tele-communications	8.32%	Bell South Corp.	BLS	764,800	20,320,736
		Comcast Corp.*	CMCSA	852,422	26,169,355
		SBC Communications Inc.	SBC	1,119,343	26,584,396
		Verizon Communications Inc.	VZ	794,809	27,460,651

Thrift and Mortgage	4.11%	Fannie Mae	FNM	849,370	49,603,208

Utilities	4.12%	Duke Energy Corp.	DUK	1,674,333	49,777,920
Total Common Stocks	97.22%	(Cost $1,189,413,920)		30,649,479	$1,174,888,681
Total Investments	97.22%	(Cost $1,189,413,920)			1,174,888,681
Other Assets in Excess of Liabilities	2.78%				33,651,856
Net Assets	100.00%	Equivalent to $39.66 per share on 30,473,195 shares of Capital Stock Outstanding			$1,208,540,537

*Non-Income Producing

ADR - American Depositary Receipt

The accompanying notes are an integral part of the financial statements

STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 2005

Assets:
Investment Securities at Market Value (cost - see below)	$1,174,888,681
Accounts Receivable
Investment Securities Sold	77,538,939
Fund Shares Sold	672,244
Dividends	2,423,463
Total Assets:	1,255,523,327

Liabilities:
Accounts Payable
Fund Shares Redeemed	16,337,314
Due to Custodian	29,765,721
Accrued Management Fee	828,940
Accrued Director’s Fees	50,815
Total Liabilities:	46,982,790
Net Assets	$1,208,540,537

Net Assets consist of:
Capital Paid In	$1,211,146,405
Accumulated Undistributed Net Investment Income	16,084,972
Accumulated Net Realized Loss on Investments	(4,165,601)
Net Unrealized Depreciation on Investments Based on Identified Cost	(14,525,239)
Net Assets	$1,208,540,537

Net Asset Value Per Share
Net Assets	$1,208,540,537
Shares of Capital Stock Outstanding (100 Million shares, $.005 par value authorized)	30,473,195
Net Asset Value	$39.66
Redemption Price per share	$39.66
Cost of Investments	$1,189,413,920

The accompanying notes are an integral part of the financial statements

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2005

Investment Income:
Dividends - net of foreign withholding taxes of $27,658	$46,338,471
Interest	479,926
Income from Securities Loaned (Note 7)	84,400
Total Investment Income	46,902,797

Expenses:
Management Fee (Note 2)	12,527,277
Director Fees (Note 3)	112,420
Total Expenses	12,639,697
Net Investment Income	34,263,100

Realized and Unrealized Gain / (Loss) on Investments
Net Realized Gain on Investments	6,834,168
Net Change in Unrealized Appreciation / Depreciation on Investments	11,110,243
Net Realized and Unrealized Gain on Investments	17,944,411
Net Increase in Net Assets Resulting from Operations	$52,207,511

The accompanying notes are an integral part of the financial statements

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year	For the Year
	Ended	Ended
	June 30, 2005	June 30, 2004
From Operations:
Net Investment Income	$34,263,100	$35,687,707
Net Realized Gain / (Loss) on Investments	6,834,168	(2,539,730)
Net Change in Unrealized Appreciation / Depreciation on Investments	11,110,243	167,894,959
	52,207,511	201,042,936
Distributions to Shareholders:
Net Investment Income	(43,716,001)	(30,183,836)
	(43,716,001)	(30,183,836)
Share Transactions:
Shares Sold	325,592,290	715,882,806
Shares Issued as Reinvestment of Dividends and Distributions	42,190,040	29,071,841
Cost of Shares Redeemed	(1,037,795,235)	(647,163,509)
	(670,012,905)	97,791,138

Net Increase / (Decrease) in Net Assets	(661,521,395)	268,650,238

Net Assets:
Beginning of Period	1,870,061,932	1,601,411,694
End of Period*	$1,208,540,537	$1,870,061,932

*Includes Accumulated Undistributed Net
Investment Income of	$16,084,972	$25,537,873

The accompanying notes are an integral part of the financial statements

FINANCIAL HIGHLIGHTS

Selected Data for a Share of Common Stock Outstanding Throughout the Periods Indicated:

	For the Year Ended June 30,
	2005	2004	2003	2002	2001
Net Asset Value at Beginning of Year	$39.54	$35.93	$37.57	$42.18	$34.76
Net Investment Income (1)	0.83	0.75	0.66	0.53	0.59
Net Gains(Losses) on Securities - Realized and Unrealized	0.33	3.49	(1.40)	(4.81)	8.91
Total From Investment Operations	1.16	4.24	(0.74)	(4.28)	9.50

Dividend Distribution
Net Investment Income	(1.04)	(0.63)	(0.41)	(0.29)	(0.45)
Capital Gains	0.00	0.00	(0.49)	(0.04)	(1.63)
Total Distributions	(1.04)	(0.63)	(0.90)	(0.33)	(2.08)

Net Asset Value at End of Period	$39.66	$39.54	$35.93	$37.57	$42.18
Total Return	2.89%	11.88%	(1.77)%	(10.19)%	27.85%

Ratios/Supplemental Data
Net Assets End of Period (millions)	$1,208.54	$1,870.06	$1,601.41	$1,468.39	$756.16
Ratio of Expenses to Average Net Assets	0.77%	0.77%	0.78%	0.77%	0.83%
Ratio of Net Investment Income to Average Net Assets	2.10%	1.96%	1.97%	1.31%	1.50%
Portfolio Turnover Rate*	0.00%	5.96%	3.21%	13.71%	5.97%

*A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the year ended June 30, 2005 were $0 and $656,260,964.

(1)Based on Average Shares Outstanding.

The accompanying notes are an integral part of the financial statements

NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES

The Ameristock Mutual Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company, organized as a corporation under the laws of the State of Maryland on June 15, 1995. The Fund’s investment objective is to seek total return through capital appreciation and current income by investing primarily in equity securities, and under normal market conditions the Fund will invest at least 80% of the value of its net assets in common stocks. The authorized capital stock of the Fund consists of 100 million shares of common stock, par value $.005 per share.

SECURITY VALUATION

Investments in securities are carried at market value. All equity securities that are traded on a national securities exchange are valued at the last sale price at the time of the close of the New York Stock Exchange (NYSE). If on a particular day an exchange-listed security does not trade, then the mean between the closing bid and asked prices will be used. In the case of securities listed on more than one national securities exchange the last quoted sale, up to the time of valuation, on the exchange on which the security is principally traded should be used. If there were no sales on that exchange, the last quoted sale on the other exchange should be used.

For securities that are traded on NASDAQ, the NASDAQ Official Closing Price or NASDAQ Closing Cross price is used, whichever is available. All non-NASDAQ equity securities that are not traded on a listed exchange are valued at the last sale price at the close of the NYSE. If a nonexchange listed security does not trade on a particular day, or if a last sales price, Official Closing Price or Closing Cross price is not available, then the mean between the closing bid and asked price will be used.

Debt securities are valued by using market quotations or a matrix method provided by the Fund’s pricing service.  If prices are not available from the pricing service, then quotations will be obtained from broker/dealers and the securities will be valued at the mean between the bid and the offer.  In the absence of available quotations the securities will be priced at “fair value”.

Securities having a remaining maturity of 60 days or less are valued at amortized cost which approximates market value.

The cost of securities sold is determined on the identified cost basis. When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Fund may be valued at fair value determined in good faith by or under the direction of the Board of Directors.

Security transactions are recorded on the dates transactions are entered into, which is the trade date.

INCOME

Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded as earned. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

INCOME TAXES

As qualified regulated investment companies under Subchapter M of the Internal Revenue Code, neither the Fund nor the Trust is subject to income taxes to the extent that it distributes all of its taxable income for the fiscal year.

It is the policy of the Fund and the Trust to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service. This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the policy of the Fund and the Trust to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

At June 30, 2005 the Ameristock Mutual Fund, Inc. had available for federal income tax purposes unused capital loss carryovers as follows:

Expiring
2011	$1,462,677
2012	2,702,924

The Ameristock Mutual Fund used capital loss carryforwards of $6,766,201 during the period ended June 30, 2005.

ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

OTHER

Accounting principles generally accepted in the United States of America require that permanent financial reporting tax differences relating to shareholders distributions be reclassified to paid-in-capital or gains/losses.

REPURCHASE AGREEMENTS

The Ameristock Mutual Fund, Inc., through its custodian, receives delivery of underlying securities, whose market value, including interest, is required to be at least 102% of the resale price. The Fund’s adviser is responsible for determining that the value of these underlying securities remains at least equal to 102% of the resale price. If the seller defaults, the Fund would suffer a loss to the extent that the proceeds from the sale of the underlying securities were less than the resale price.

2. INVESTMENT ADVISORY AGREEMENTS

The Fund has entered into an investment advisory agreement with Ameristock Corporation (the “Adviser”). The Adviser receives from the Fund as compensation for its services to the Fund an annual fee of 1% of the Fund’s average daily net assets for the first $100 million in net assets and 0.75% of average daily net assets in excess of $100 million. The Adviser pays all operating expenses of the Fund except for taxes, interest, brokerage commissions, noninterested directors fees and extraordinary expenses. The Adviser earned management fees of $12,527,277 from the Fund for the year ended June 30, 2005.

3. RELATED PARTY TRANSACTIONS

Certain owners of the Adviser are also owners and or directors of the Fund. These individuals may receive benefits from any management fees paid to the Adviser.

Shareholders holding more than 5% of the Fund’s outstanding shares as of June 30, 2005 constituted 74.82% of the Ameristock Mutual Fund, Inc. The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of a fund under section 2(a)(9) of the Investment Company Act of 1940. As of June 30, 2005, Charles Schwab & Co. for the benefit of its customers owned of record in aggregate more than 59% of the Ameristock Mutual Fund, Inc.

The Directors of the Fund who are employees or Directors of the Investment Adviser receive no compensation from the Fund. Each of the Independent Directors is paid $28,000 per year, payable quarterly and is reimbursed for the expenses of attending meetings.

4. CAPITAL STOCK AND DISTRIBUTION

At June 30, 2005, 100 million shares of capital ($.005 par value) were authorized, and paid in capital amounted to $1,211,146,405 for the Ameristock Mutual Fund, Inc.

	For the Year	For the Year
	Ended	Ended
	06/30/05	06/30/04
Shares Sold	8,243,109	18,730,701
Shares Issued in Reinvestment of Dividends and Distributions	1,048,664	766,254
Total	9,291,773	19,496,955
Shares Redeemed	(26,114,226)	(16,776,077)
Net Increase / (decrease) in Shares	(16,822,453)	2,720,878
Shares Outstanding-Beginning of Period	47,295,648	44,574,770
Shares Outstanding-End of Period	30,473,195	47,295,648

5. UNREALIZED APPRECIATION AND DEPRECIATION ON INVESTMENTS

As of June 30, 2005
Gross Appreciation (excess of value over tax cost)	$148,767,035
Gross Depreciation (excess of tax cost over value)	(163,292,274)
Net Unrealized Depreciation	$(14,525,239)
Cost of Investments for Income Tax Purposes	$1,189,413,920

6. CLASSIFICATION OF DISTRIBUTIONS

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Net assets were unaffected by the reclassifications.

The tax character of the distributions paid during the year ended June 30, 2005 and the year ended June 30, 2004 was as follows:

	Year ended	Year ended
	6/30/05	6/30/04
Distributions paid from:
Ordinary Income	$43,716,001	$30,183,836
Long-Term Capital Gain	—	—
Total	$43,716,001	$30,183,836

As of June 30, 2005, the components of distributable earnings on a tax basis were as follows:

Accumulated Undistributed Net Investment Income	$16, 084,972
Accumulated Net Realized Loss	(4,165,601)
Total	$11,919,371

7. SECURITIES LENDING

The Ameristock Mutual Fund, Inc. receives compensation in the form of fees, or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest or dividends on the securities loaned. The loans are secured by collateral at least equal, at all times, to the market value of the securities loaned plus accrued interest. Gain or loss in the market value of the securities loaned that may occur during the term of the loan will be for the account of the Fund.  At June, 30, 2005, the Ameristock Mutual Fund, Inc. had no equity securities on loan.

8. PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period.  Copies of the Fund’s Forms N-Q are available without a charge, upon request, by contacting the Fund at 1-800-394-5064 and on the Commission’s website at http://www.sec.gov.  You may also review and copy Form N-Q at the Commission’s Public Reference Room in Washington, D.C.  For more information about the operation of the Public Reference Room, please call the Commission at 1-800-SEC-0330.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of Ameristock Mutual Fund, Inc. Alameda, California

We have audited the accompanying statement of assets and liabilities of Ameristock Mutual Fund, Inc., including the schedule of investments, as of June 30, 2005, and the related statement of operations for the year then ended, the statement of changes in net assets and financial highlights for each of the two years in the period then ended.   These financial statements and financial highlights are the responsibility of the Fund’s management.   Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the three years in the period ended June 30, 2003 were audited by other auditors, whose report dated July 23, 2003, expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).   Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.   An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.   Our procedures included confirmation of securities owned as of June 30, 2005 by correspondence with the custodian.   An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.   We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Ameristock Mutual Fund, Inc., as of June 30, 2005, and the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

August 12, 2005

SHAREHOLDER TAX INFORMATION (Unaudited)

Certain tax information regarding the Fund is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended June 30, 2005.  The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2004.

During the fiscal year ended June 30, 2005, 100% of the dividends paid by the Ameristock Mutual Fund, Inc. from net investment income qualify for the corporate dividends received deduction.

It is estimated that 100% of the distributions of ordinary income for the period January 1, 2005 to June 30, 2005 will meet the requirements of the tax rules regarding qualified dividend income for the Ameristock Mutual Fund, Inc.

During the fiscal year ended June 30, 2005, the Fund paid the following distributions per share:

Ordinary Income Dividends	$1.0362
Capital Gain Distributions	0.000
Total Distributions	$1.0362

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

At an in-person meeting on May 21, 2005, the Board of Directors of the Fund, including the directors who are not “interested persons” of the Fund as defined in the Investment Company Act of 1940 (the “Independent Directors”), unanimously re-approved the Management Agreement (the “Agreement”) between the Fund and Ameristock Corporation (the “Adviser”).  In voting to re-approve the Agreement, the Directors considered whether such re-approval would be in the best interests of the Fund and its shareholders, an evaluation largely based on the nature, extent and quality of the services provided, and the fees charged, by the Adviser under the Agreement. The Directors did not identify any one factor, piece of information or written document as all-important or controlling, and each Director presumably attributed different weight to different factors.

Prior to the Board meeting, the Directors were provided with written guidance from experienced counsel for the Fund and Adviser summarizing the factors and types of information that the Directors should consider in reviewing and deciding whether to re-approve the Agreement.  The Directors also were provided prior to the meeting with various reports and other information pertinent to their review of the Agreement, including certain information specifically requested by the Directors and provided by the Adviser.

Prior to voting at the meeting, the Directors reviewed with counsel for the Fund and Adviser and separate counsel for the Independent Directors the materials from counsel discussing the legal standards applicable to the Directors’ consideration of the Agreement and the reports and other information received from the Adviser. The Directors compared the Fund’s investment performance and the management and other expenses incurred by the Fund with the performance and expenses of certain other similar investment companies (i.e., no-load, no-Rule 12b-1 fee funds that employ a value investment strategy and invest primarily in large capitalization companies).  The Independent Directors also discussed the re-approval of the Agreement in a private session with their independent counsel, at which no representatives of the Adviser were present.  Based on their evaluation of all material factors, including those described below, the Directors concluded that re-approval of the Agreement was in the best interests of the Fund and its shareholders.

With respect to the nature, extent and quality of the services provided by the Adviser, the Directors considered that:

•   The Adviser has devoted significant additional resources to providing services to the Fund as its assets have grown;

•   The Adviser has undertaken additional marketing of the Fund to counteract redemptions;

•   The Adviser has consistently managed the Fund to be a conservative fund that has low turnover and discourages short-term trading;

•   The Fund’s performance has exceeded that of the S&P Barra Value Index, the Russell 1000 Value Index and most of selected group of comparable funds over the almost 10-year life of the Fund, and that of the S&P 500 Index for five of the last nine calendar years, although performance for the past one year and three years has been toward the bottom of its comparison group; and

•   The Adviser had not had any material compliance issues over the life of the Fund.

Based on this and other information, the Directors expressed their general satisfaction at present with the nature, extent and quality of the services provided by the Adviser, including the terms of the Agreement.  Concern was expressed, however, about the potential diversion of the Adviser’s attention by certain new business ventures, and asked that the Adviser and its President ensure that their primary focus continues to be management of the Fund.  Concern was also expressed about the Fund’s investment performance over the past three years.

As to the Fund’s expenses and the profits realized by the Adviser from its relationship with the Fund, it was noted that, while the Fund’s expense ratio was slightly above the median for the comparison group of funds, most of the funds in the comparison group were significantly larger or were part of a much larger fund organization, and some of the funds were index funds.  It was also noted that, largely as a result of increased compliance requirements, the cost to the Adviser of providing services to the Fund had gone up.   The Directors were provided with certain financial information with respect to the Adviser, including a modified profit and loss analysis for the past two years that excluded certain marketing expenses.  The excluded marketing expenses included an estimate of the portion of the fees paid to fund supermarkets and other intermediaries that exceeded the estimated cost of the transfer agency or shareholder recordkeeping services provided by the supermarkets or other intermediaries.

Based on this information about Fund expenses and the Adviser’s profits, the Directors concluded that the Fund’s management fee is reasonable in relation to the services provided, and indicated that the profitability of the Adviser from its relationship with the Fund did not appear excessive.  The Directors noted that the profit information provided by the Adviser included certain marketing and non-Fund related expenses, which may have caused the Adviser’s profitability to be understated.  On the other hand, the Directors noted that the Adviser’s profits could reasonably have been lower if additional amounts had been paid in salary and other compensation.

With respect to whether economies of scale will be realized by the Fund as it grows, it was noted that the unified fee paid by the Fund to the Adviser is reduced from 1.00% to .75% on the portion of Fund assets exceeding $100 million, and that the Adviser has agreed to waive its fee in the amount of an additional ..05% on assets over $2 billion until at least June 30, 2006.  The Directors concluded that the “breakpoint” in and waiver of the management fee represented an appropriate sharing of any economies of scale in the management of the Fund at current and anticipated asset levels.

INTENTIONALLY LEFT BLANK

Investment Adviser
Ameristock Corporation
1320 Harbor Bay Parkway, Suite 145
Alameda, California 94502
Administrator, Bookkeeping and Pricing Agent and Transfer Agent
ALPS Mutual Funds Services, Inc.
1625 Broadway, Suite 2200
Denver, Colorado 80202
Distributor
ALPS Distributors, Inc.
1625 Broadway, Suite 2200
Denver, Colorado 80202
Custodian
U.S. Bancorp
425 Walnut Street
Cincinnati, Ohio 45202
Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103
Legal Counsel
Sutherland Asbill & Brennan LLP
1275 Pennsylvania Avenue, N.W.
Washington, D.C. 20004-2415
Directors
Alev M. Efendioglu
Nicholas D. Gerber
Stephen J. Marsh
Andrew F. Ngim
Steven A. Wood

A description of the polices and procedures that the Adviser uses to determine how to vote proxies relating to portfolio securities of the Fund is available (i) without a charge by calling 1(800)394-5064; and (ii) on the Securities and Exchange Commission website at www.sec.gov. Information regarding how the Fund voted such proxies during the 12 month period ended June 30, 2005 is also available (i) without a charge through the Fund’s website at www.ameristock.com; and (ii) on the Securities and Exchange Commission website at www.sec.gov.

ALPS Distributors, Inc., distributor

Must be accompanied or preceded by a current prospectus which contains more information on fees, risks, and expenses. Please read it carefully before investing or sending money. For more information, please call 1(800)394-5064 or visit www.ameristock.com.

P.O. Box 44266

Denver, CO 80201-4266

Item 2 - Code of Ethics

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the registrant. During the period covered by this report, no amendments were made to the provisions of the code of ethics adopted in 2(a) above. During the period covered by this report, no implicit or explicit waivers to the provisions of this code of ethics adopted in 2(a) above were granted. The registrant’s Code of Ethics is attached as an Exhibit hereto under Item 12(a)(1) of this Form N-CSR.

Item 3 - Audit Committee Financial Expert

The Board of Directors of the registrant has determined that there is no “audit committee financial expert” serving on its audit committee. In this regard, the Board also determined that having such a person serve on its audit committee was unnecessary in light of the structure of the registrant’s operations and the broad range of experience and expertise in financial matters possessed by the members of the audit committee, even though no such member was considered to have been an audit committee financial expert under the relatively narrow definition of such term.

Item 4 - Principal Accountant Fees and Services

(a)          Audit Fees:  The aggregate fees billed to the registrant* for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements were $21,500 for the fiscal year ended June 30, 2005 and $19,500 for the fiscal year ended June 30, 2004.

(b)         Audit-Related Fees:  The aggregate fees billed to the registrant for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended June 30, 2005 and $935 for the fiscal year ended June 30, 2004.  The aggregate fees billed to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services for the registrant for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrants’ financial statements and that must be approved by the audit committee of the registrant’s board of directors pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X were $0 for the fiscal year ended June 30, 2005 and $0 for the fiscal year ended June 30, 2005.

(c)          Tax Fees:  For the registrant’s fiscal years ended June 30, 2005 and June 30, 2004, aggregate fees of $3,000 and $3,260, respectively, were billed to the registrant for professional services rendered by the principal accountant for tax services. For the registrant’s fiscal years ended June 30, 2005 and June 30, 2004, aggregate fees of $0 and $0, respectively, were billed to the investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for professional services rendered by the principal accountant for tax services and that must be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

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(d)         All other Fees:  The aggregate fees billed to registrant by the principal accountant for services other than the services reported in paragraph (a) through (c) were $0 for the fiscal year ended June 30, 2005 and $0 for the fiscal year ended June 30, 2004.  The aggregate fees billed by the principal accountant to the investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for services that must be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, other than the services reported in paragraphs (b) and (c) were $0 for the fiscal year ended June 30, 2005 and $0 for the fiscal year ended June 30, 2004.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:  The registrant’s Audit Committee has not adopted pre-approval policies and procedures. Instead, the Audit Committee approves each audit and non-audit service before the accountant is engaged to provide such service.

(e)(2) No services described in paragraphs (b) through (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)  Not applicable

(g)  Aggregate Non-Audit Fees:  The aggregate non-audit fees billed to the registrant by the registrant’s accountant for services rendered to the registrant were $3,000 for the fiscal year ended June 30, 2005 and $4,205 for the fiscal year ended June 30, 2004.  The aggregate non-audit fees billed to the investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $0 for the fiscal year ended June 30, 2005 and $0 for the fiscal year ended June 30, 2004.

(h) Not applicable

* Pursuant to the management agreement between the registrant and its investment adviser, the investment adviser pays most of the expenses of the registrant, including the audit and other fees noted as “billed to the registrant” under this Item 4.

Item 5 - Audit Committee of Listed Registrants

Not applicable.

Item 6 – Schedule of Investments

Schedule of Investments is included as part of the report to shareholders filed under item 1 of this form.

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

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Item 10 - Submission of Matters to Vote of Security Holders

Not applicable.

Item 11 - Controls and Procedures

(a)           The registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)           There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 - Exhibits

(a)(1)       The code of ethics that applies to the registrant’s principal executive officer and principal financial officer is attached hereto as Ex.12.A.1.

(a)(2)       The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto as Ex.99.Cert.

(a)(3)       Not applicable.

(b)           A certification of the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached as Ex99.906CERT.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERISTOCK MUTUAL FUND, INC.

By:	/s/ Nicholas D. Gerber
Nicholas D. Gerber
President/Principal Executive
Officer/ Treasurer/Principal
Financial Officer

Date:	September 8, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Nicholas D. Gerber
Nicholas D. Gerber
President/Principal Executive
Officer/ Treasurer/Principal
Financial Officer

Date:	September 8, 2005

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